Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,195,677
Unrealized Gain (Loss) on Market Value of Commodity Futures	(5,878,247)
Dividend Income	3,275
Interest Income	706
ETF Transaction Fees	1,050
Total Income (Loss)	$(3,677,539)

Expenses
Management Fees	$120,121
Professional Fees	15,526
Brokerage Commissions	13,832
Directors' Fees and insurance	3,063
SEC & FINRA Registration Expense	3,146
Total Expenses	$155,688
Net Income (Loss)	$(3,833,227)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/21	$170,714,168
Additions (300,000 Shares)	10,866,369
Withdrawals (100,000 Shares)	(3,507,298)
Net Income (Loss)	(3,833,227)

Net Asset Value End of Month	$174,240,012
Net Asset Value Per Share (4,900,000 Shares)	$35.56

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,291,150
Unrealized Gain (Loss) on Market Value of Commodity Futures	(5,411,013)
Dividend Income	3,760
Interest Income	738
ETF Transaction Fees	2,450
Total Income (Loss)	$(4,112,915)

Expenses
Management Fees	$107,173
Professional Fees	34,643
Brokerage Commissions	1,236
Directors' Fees and insurance	3,219
SEC & FINRA Registration Expense	10,878
Total Expenses	157,149
Expense Waiver	(25,243)
Net Expenses	$131,906
Net Income (Loss)	$(4,244,821)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/21	$172,677,739
Additions (1,400,000 Shares)	35,096,630
Withdrawals (550,000 Shares)	(13,827,096)
Net Income (Loss)	(4,244,821)

Net Asset Value End of Month	$189,702,452
Net Asset Value Per Share (7,700,000 Shares)	$24.64

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,486,827
Unrealized Gain (Loss) on Market Value of Commodity Futures	(11,289,260)
Dividend Income	7,035
Interest Income	1,444
ETF Transaction Fees	3,500
Total Income (Loss)	$(7,790,454)

Expenses
Management Fees	$227,294
Professional Fees	50,169
Brokerage Commissions	15,068
Directors' Fees and insurance	6,282
SEC & FINRA Registration Expense	14,024
Total Expenses	312,837
Expense Waiver	(25,243)
Net Expenses	$287,594
Net Income (Loss)	$(8,078,048)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/21	$343,391,907
Additions (1,700,000 Shares)	45,962,999
Withdrawals (650,000 Shares)	(17,334,394)
Net Income (Loss)	(8,078,048)

Net Asset Value End of Month	$363,942,464

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596